UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2007
Netezza Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33445	04-3527320

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

200 Crossing Boulevard, Framingham, MA	01702

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (508) 665-6800

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 24, 2007, in connection with the closing of its initial public offering, Netezza Corporation (the “Company”) filed its Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Amended Charter”). The Amended Charter removes provisions setting terms for series of preferred stock of the Company that are no longer outstanding.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETEZZA CORPORATION
Date: July 30, 2007	By:	/s/ Jitendra Saxena
Jitendra Saxena
Chief Executive Officer